Exhibit 10.4

Amendment No. 1

AMENDED AND RESTATED Registration Rights Agreement

This Amendment No. 1 (“Amendment”) to the Amended and Restated Registration Rights Agreement is made and entered into as of December 17, 2019 (the “Effective Date”), by and among Comstock Resources, Inc. (the “Company”) and the persons set forth on the signature pages hereto (collectively, the “Holders” and each, individually, a “Holder”).  Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Current RRA (as hereinafter defined).

WITNESSETH:

WHEREAS, the Company, Arkoma Drilling L.P., a Texas limited partnership (“Arkoma LP”) and Williston Drilling, L.P., a Texas limited partnership (“Williston LP”) entered into that certain Registration Rights Agreement, dated as of August 3, 2018 (the “Initial RRA”);

WHEREAS, the Company, the Holders, and Jerral W. Jones entered into that certain Amended and Restated Registration Rights Agreement, dated as of June 7, 2019 (the “Current RRA”); and

WHEREAS, the Company and the Holders wish to amend the Current RRA to reflect (i) a different deadline for the Company to file a Registration Statement to register the Common Stock issuable upon conversion of the Preferred Shares and (ii) that each of Arkoma Drilling CP, LLC, a Texas limited liability company and Williston Drilling CP, LLC, a Texas limited liability company do not hold Registrable Securities and are not Holders under the Current RRA.

NOW, THEREFORE, in consideration of the above recitals and the benefits and advantages derived and to be derived therefrom, the Current RRA is hereby amended and restated as follows:

1.Section 1 of the Current RRA is hereby amended to add or restate, as applicable, the following definitions in the appropriate alphabetical order:

“Jones Entities” means Arkoma LP and Williston LP.

“Jones Holders” means the Jones Entities and any permitted transferee thereof of Registrable Securities to whom registration rights hereunder are assigned in accordance with the terms hereof.

2.Section 2(a) of the Current RRA is hereby amended and restated in its entirety to read as follows:

“2.Shelf Registration.

(a)On or prior to each Filing Date, the Company shall prepare and file with the Commission a Registration Statement to permit the public resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415 (the “Shelf Registration Statement”); provided, however, the Company shall have no obligation to file a Registration Statement to register the Common Stock issuable upon conversion of the Preferred Shares until 90 days prior to the first anniversary of the Initial Issue Date.  The Shelf Registration Statement filed hereunder shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(d)).  Subject to the terms of this Agreement, the Company shall use commercially reasonable efforts to cause a Shelf Registration Statement filed under this Agreement (including, without limitation, under Section 5(c)) to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof, but in any event no later than the applicable Effectiveness Date, and shall use its commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Shelf Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”).  The Shelf Registration Statement when effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any prospectus contained in such Shelf Registration Statement, in the light of the circumstances under which a statement is made). The Company shall notify the Holders by e-mail of the effectiveness of a Shelf Registration Statement after the Company telephonically confirms effectiveness with the Commission.  The Company shall file a final Prospectus with the Commission as required by Rule 424 after the effective date of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, any Registration Statement filed to permit the resale of Registrable Securities of the Covey Holders shall contain only Registrable Securities of the Covey Holders, unless otherwise consented to in writing by Majority of the Covey Holders.”

3.This Amendment constitutes an amendment to the Current RRA.  The terms and provisions of the Current RRA and all other documents and instruments relating and pertaining to the Current RRA shall continue in full force and effect, as amended hereby.  In the event of any conflict between the provisions of the Current RRA and the provisions of this Amendment, the provisions of this Amendment shall control.

4.This Amendment (i) shall bind and benefit the Holders; (ii) shall be modified or amended only in the manner set forth in the Current RRA; and (iii) embodies the entire agreement and understanding between the parties with respect to modifications of instruments provided for herein and supersedes all prior conflicting or inconsistent agreements, consents and understandings relating to such subject matter.

5.All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Current RRA.

6.This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Pages Follow]

Exhibit 10.4

IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to the Amended and Restated Registration Rights Agreement as of the Effective Date.

COMPANY:

COMSTOCK RESOURCES, INC.

/s/ Roland O. Burns
President

HOLDERS:

ARKOMA DRILLING L.P.

By: Blue Star Exploration Company, its general partner

/s/ Thomas L. Walker
Assistant Treasurer

WILLISTON DRILLING, L.P.

By: Blue Star Exploration Company, its general partner

/s/ Thomas L. Walker
Assistant Treasurer

NEW COVEY PARK ENERGY LLC

/s/ Alan Levande
Co-CEO

Amendment No. 1 to

Amended and Restated Registration Rights Agreement

Signature Page